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                                                                    EXHIBIT 23.1













The Board of Directors and
Stockholders of Revenge Marine, Inc.



         We hereby do consent to the inclusion of our independent auditor's report dated September 10, 1999 in the Revenge Marine, Inc. FORM 10-K, for the year ended June 30,1999.


                                                CROSS AND ROBINSON



                                                Certified Public Accountants

October 29, 1999